================================================================================

                           SCHEDULE 14A INFORMATION
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                             Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]
               Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PIMCO VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                     PACIFIC INVESTMENT MANAGEMENT COMPANY
                              PIMCO ADVISORS L.P.
                            840 Newport Center Drive
                        Newport Beach, California  92660


                                January __, 2000


Dear Contract Owners of PIMCO Variable Insurance Trust:

          On behalf of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660 on [March 3], 2000 at [time], Pacific Time.

          As discussed in more detail in the enclosed proxy statement, Pacific Investment Management Company ("PIMCO"), PIMCO Advisors L.P. ("PIMCO Advisors"), Cadence Capital Management ("Cadence"), and NFJ Investment Group ("NFJ," and together with PIMCO, PIMCO Advisors and Cadence, the "Advisers"), each an investment adviser or portfolio manager to portfolios of the Trust ("Portfolios"), will undergo a "change in control" as a result of the consummation of an agreement entered into by PIMCO Advisors, its two general partners, PIMCO Advisors Holdings L.P. and PIMCO Partners, G.P., certain of their affiliates, Allianz of America, Inc., and certain other parties named pursuant to which Allianz of America will acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors in a series of transactions (the "Transaction"). PIMCO, Cadence and NFJ are each a subsidiary of PIMCO Advisors. At the meeting, you will be asked to consider the following proposals:

          .     Election of two Trustees to the Board of Trustees.

          . Approval of new investment advisory agreement between the Trust and each of PIMCO and PIMCO Advisors, and new portfolio management agreements between the PIMCO Advisors and each of Cadence and NFJ. The new investment advisory and portfolio management agreements provide that following the Transaction, the Advisers will provide investment advisory services to each Portfolio at lower investment advisory fee rates. Please see the discussion of Proposal II for more details about Portfolio expenses.

          . Approval of changes to each Portfolio's fundamental investment policies. The changes are intended to simplify and modernize each Portfolio's fundamental investment policies to enhance management's ability to manage the Portfolio's assets efficiently in changing regulatory and investment environments.

          Your vote is important. After reviewing these proposals, your Board of Trustees unanimously agreed that they are in the best interests of each Portfolio's shareholders and voted to approve them, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

          No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailing or having our proxy solicitor, DF King & Co., Inc., telephone you.

          Thank you in advance for your participation in this important event.

                                                       Sincerely,

                                                       [___________]
                                                       Executive Vice President

                         PIMCO Variable Insurance Trust

                            840 Newport Center Drive

                                   Suite 300

                        Newport Beach, California 92660


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   To be held

                                [March 3], 2000


To the Contract Owners of PIMCO Variable Insurance Trust:

       Notice is hereby given that a special meeting of shareholders of the currently operational portfolios (the "Portfolios") of the PIMCO Variable Insurance Trust (the "Trust") will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660 on [March 3], 2000 at [time], Pacific Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

       I.        To elect Trustees to the Board of Trustees of the Trust;

       II.       A.   To approve a  new investment advisory contract;

                 B. To approve a new portfolio management agreement (Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value Portfolios, only);

       III.      To approve changes to fundamental investment policies; and

       IV. To transact such other business as may properly come before the Meeting.

       After careful consideration, the Trustees of the Trust unanimously approved each of the proposals and recommend that shareholders vote "FOR" each proposal.

       The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on December 20, 1999 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Portfolio is entitled to one vote with respect to proposals on which that Portfolio's shareholders are entitled to vote, with fractional votes for fractional shares. If you held shares of more than one Portfolio on the record date, you will receive separate proxy cards for each Portfolio.

       Regardless of whether you plan to attend the Meeting, which you are cordially invited to attend, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                           By Order of the Board of Trustees



                                           Garlin G. Flynn, Secretary


Newport Beach, California

      , 2000
------


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                 PRELIMINARY PROXY MATERIALS FOR SEC USE ONLY


                                PROXY STATEMENT


                        PIMCO VARIABLE INSURANCE TRUST

                           840 Newport Center Drive
                                   Suite 300
                        Newport Beach, California 92660

                        Special Meeting of Shareholders

                                  To be held
                                [March 3], 2000


       This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of the PIMCO Variable Insurance Trust (the "Trust") for use at a special meeting of shareholders of the currently operational portfolios (the "Portfolios") of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on [March 3], 2000 at [time], Pacific Time, or as adjourned from time to time (the "Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about [January __], 2000.

       Shareholder Reports. Shareholders can find important information about the Portfolios in the annual report dated December 31, 1998 and the semi-annual report dated June 30, 1999, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, or by calling the telephone number above.

       The Board is soliciting proxies from shareholders of Portfolios with respect to the following proposals:

       I.     To elect Trustees to the Board of Trustees of the Trust;

       II.    A.    To approve a new investment advisory contract;

              B. To approve a new portfolio management agreement (Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value Portfolios, only);

       III.   To approve changes to fundamental investment policies; and

       IV. To transact such other business as may properly come before the Meeting.

The following table shows the shareholders that are entitled to vote on each proposal.

                                    Proposal I    Proposal II                   Proposal III
-------------------------------------------------------------------------------------------------------
                                                  A        B        A        B        C       D       E
-------------------------------------------------------------------------------------------------------
Money Market Portfolio                 x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio              x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Low Duration Bond Portfolio            x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Real Return Bond Portfolio             x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Total Return Bond Portfolio            x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Total Return Bond Portfolio II         x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio              x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund         x          x                 x        x        x       x       x
 Bond Portfolio
-------------------------------------------------------------------------------------------------------
Global Bond Portfolio                  x          x                 x                 x       x       x
-------------------------------------------------------------------------------------------------------
Foreign Bond Fund                      x          x                 x                 x       x       x
-------------------------------------------------------------------------------------------------------
Emerging Markets Bond Portfolio        x          x                 x                 x       x       x
-------------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio           x          x                 x        x        x       x       x
-------------------------------------------------------------------------------------------------------
StocksPLUS Growth & Income             x          x                 x        x        x       x       x
 Portfolio
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio                x          x        x        x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio         x          x        x        x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio               x          x        x        x        x        x       x       x
-------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio              x          x        x        x        x        x       x       x
-------------------------------------------------------------------------------------------------------

                           I.  ELECTION OF TRUSTEES


       Because of the transaction discussed below in Proposal II, the Board has concluded that it is in the best interests of the Trust that at least 75% of the Board members be Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its investment advisers, Pacific Investment Management Company ("PIMCO") and PIMCO Advisors L.P. ("PIMCO Advisors") or its portfolio managers. To that end, at the Meeting, two Trustees who are not "interested persons" of the Fund, the investment advisers, or the portfolio managers, and who are recommended by the Board's Nominating Committee, are proposed for election to the Trust's Board.

       The Nominating Committee, composed of independent Trustees Messrs. Babcock, Curtis, Kemp and Popejoy, is responsible for the selection, nomination for appointment, and election of candidates to serve as Trustees of the Trust. During the fiscal year ended December 31, 1999 there were _____ meetings of the Nominating Committee, at which there was [100%] attendance.

       The Nominating Committee, advised by special independent counsel, met on December 1, 1999, to consider possible additional candidates to the Board. On December 16, 1999, the Chairperson of the Nominating Committee reported to the Board that the Nominating Committee approved the nominations of Mr. E. Philip Cannon and Mr. J. Michael Hagan (the "Nominees"); recommended to the Board that the Nominees be elected; and that the nominations be submitted to shareholders for approval.

       In evaluating the Nominees, the Nominating Committee and the Board noted that Mr. Cannon and Mr. Hagan have significant experience and the background necessary to make them very valuable additions to the Board as independent Trustees.

       The Board currently includes six additional Trustees, none of whom are standing for election at the Meeting. These six current Trustees, described below, previously have been elected by shareholders and will continue to serve on the Board following the Meeting. If the Nominees are elected at the Meeting, there will be a total of eight Trustees on the Board all of whom will have been elected by shareholders.

       The Nominees have indicated their willingness to serve as Trustees. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

       The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Trustees of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees, unless an individual or individuals is sooner succeeded as provided in the Trust's Trust Instrument. It is proposed, and the Board recommends, that shareholders elect the Nominees.

       The following table sets forth certain information concerning the Nominees.

Name and Age                          Length of Service    Current Position          Principal Occupation(s)
                                         on the Board       with the Trust          During the Past Five Years
----------------------------------------------------------------------------------------------------------------
E. Philip Cannon                      Nominee             Trustee             Proprietor, Cannon & Company, an
3838 Olympia                                                                  affiliate of Inverness Management
Houston, Texas 77019                                                          LLC, a private equity investment
Age 59                                                                        firm;  and Trustee of PIMCO Funds:
                                                                              Multi-Manager Series. Formely,
                                                                              Headmaster, St. John's School,
                                                                              Houston, Texas; Trustee of Cash
                                                                              Accumulation Trust ("CAT"); General
                                                                              Partner, J.B. Poindexter & Co.,
                                                                              Houston, Texas, a private
                                                                              partnership; and Partner, Iberia
                                                                              Petroleum Company, an oil and gas
                                                                              production company.  Mr. Cannon was a
                                                                              director of WNS Inc., a retailing
                                                                              company which filed a petition in
                                                                              bankruptcy within the last five years.

J. Michael Hagan                      Nominee             Trustee             Retired from Furon Company where he
6 Merced                                                                      served as Chairman and CEO from June
San Clemente, California  92673                                               1991 to 1999, and in other capacities
Age:  60                                                                      since 1967.  He was previously
                                                                              associated with Ross Laboratories and
                                                                              Standard Oil of California.  Mr.
                                                                              Hagan serves on the Boards of
                                                                              Directors for Ameron International,
                                                                              Freedom Communications, Remedy Temp
                                                                              and Saint-Gobain.  He is also a
                                                                              member of the Board of Regents at
                                                                              Santa Clara University, the Board of
                                                                              Taller San Jose, and the Board of
                                                                              Trustees of the South Coast Repertory
                                                                              Theater.


       The following table sets forth certain information concerning each of the current Trustees, other than the Nominees.

                                      Length of             Current
Name and Age                          Service on            Position                Principal Occupation(s)
                                      the Board             with the Trust          During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------
Brent R. Harris*                      2/92-Present          Chairman of the         Managing Director, PIMCO; Board of
840 Newport Center Drive                                    Board and Trustee       Governors, Investment Company
Newport Beach, California 92660                                                     Institute; Chairman and Director, PIMCO
Age 40                                                                              Commercial Mortgage Securities Trust,
                                                                                    Inc.; Chairman and Trustee, PIMCO
                                                                                    Variable Insurance Trust.

R. Wesley Burns*                      11/97-Present         President and Trustee   Managing Director, Pacific Investment
840 Newport Center Drive                                                            Management Company; President and
Newport Beach, California 92660                                                     Director, PIMCO Commercial Mortgage
Age 40                                                                              Securities Trust, Inc.; President and
                                                                                    Trustee, PIMCO Variable Insurance
                                                                                    Trust.  Formerly Executive Vice
                                                                                    President, Pacific Investment
                                                                                    Management Company; Executive Vice
                                                                                    President, PIMCO Funds: Multi-Manager
                                                                                    Series.

Guilford C. Babcock                   4/87-Present          Trustee                 Associate Professor of Finance,
1500 Park Place                                                                     University of Southern California;
San Marino, California 91108                                                        Director, PIMCO Commercial Mortgage
Age 68                                                                              Securities Trust, Inc.; Trustee, PIMCO
                                                                                    Variable Insurance Trust; Director,
                                                                                    Growth Fund of America and Fundamental
                                                                                    Investors Fund of the Capital Group;
                                                                                    Director, Good Hope Medical Foundation.

Vern O. Curtis                        4/87-3/93 and         Trustee                 Private Investor; Director, PIMCO
14158 N.W. Bronson Creek Drive        2/95-Present                                  Commercial Mortgage Securities Trust,
Portland, Oregon 97229                                                              Inc.; Trustee, PIMCO Variable Insurance
Age 65                                                                              Trust; Director, Public Storage
                                                                                    Business Parks, Inc., a Real Estate
                                                                                    Investment Trust; Director, Fresh
                                                                                    Choice, Inc. (restaurant company);
                                                                                    Formerly charitable work, The Church of
                                                                                    Jesus Christ of Latter-Day Saints.


                                      Length of            Current
Name and Age                          Service on           Position                  Principal Occupation(s)
                                      the Board            with the Trust            During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                        4/87-Present         Trustee                  Private Investor; Director, PIMCO
1141 Marine Drive                                                                   Commercial Mortgage Securities Trust,
Laguna Beach, California 92651                                                      Inc.; Trustee, PIMCO Variable Insurance
Age 69                                                                              Trust; Formerly Co-Chairman, U.S.
                                                                                    Committee to Assist Russian Reform;
                                                                                    Director, Union Financial Corp.; Senior
                                                                                    Consultant, World Cup 1994 Organizing
                                                                                    Committee.

William J. Popejoy                    7/93-2/95 and         Trustee                 President, Pacific Capital Investors;
29 Chatham Court                      8/95-Present                                  Chairman, PacPro (vinyl assembly
Newport Beach, California 92660                                                     products; formerly Western Printing);
Age 61                                                                              Director, PIMCO Commercial Mortgage
                                                                                    Securities Trust, Inc.; Trustee, PIMCO
                                                                                    Variable Insurance Trust, Formerly
                                                                                    Director, California State Lottery;
                                                                                    Chief Executive Officer, Orange County,
                                                                                    California.

___________________
       *Mr. Harris and Mr. Burns are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

       During the fiscal year ended December 31, 1999, there were five meetings of the Board. There was 100% attendance by Trustees at the meetings of the Board throughout the period. [confirm]

       As of December 15, 1999, the Trustees and officers of the Trust, as a group, owned less than one percent of the outstanding shares of each Portfolio in the aggregate, or of any class of shares of any Portfolio.

       Board of Trustees - Committees. In addition to the Nominating Committee, The Trust has a standing Audit Committee that currently consists of all of the independent Trustees (Messrs. Babcock, Curtis, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountants, submits a recommendation to the Board as to the selection of independent public accountants, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. During the fiscal year ended December 31, 1999, the Audit Committee met three times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

       Remuneration of Trustees and Officers. The Trust pays each Trustee who is not an "interested person" of the Trust an annual retainer of $4,000 and $1,500 for each Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 1999, the Trustees who are not "interested persons" as a group received compensation in the amount of $40,500.

       The following table sets forth the compensation paid to each of the current Trustees of the Trust for the year ended December 31, 1998. Trustees who are "interested persons" of the Trust do not receive any compensation from the Portfolios.

                                         Aggregate Compensation             Total Compensation from
Name                                           from Trust                   Trust and Fund Complex*
---------------------------------------------------------------------------------------------------
Guilford C. Babcock                $10,000                             $78,500
---------------------------------------------------------------------------------------------------
Vern O. Curtis                     $10,500                             $81,000
---------------------------------------------------------------------------------------------------
Thomas P. Kemp                     $10,000                             $78,500
---------------------------------------------------------------------------------------------------
William J. Popejoy                 $10,000                             $78,500
---------------------------------------------------------------------------------------------------

___________________

* Fund complex includes the Trust, PIMCO Funds: Pacific Investment Management Series, a registered open-end management investment company, and PIMCO Commercial Securities Mortgage Trust, Inc., a registered close end management investment company. For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Trustees listed above receive an annual retainer of $45,000 plus $3,000 for each Board of Trustees, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), an annual retainer of $1,500 for a Committee Chairmanship, plus reimbursement of related expenses. For the year ended December 31, 1999, these Trustees, as a group, received compensation in the amount of $233,500 from PIMCO Funds: Pacific Investment Management Series.

       For their services to PIMCO Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors, committee, or special meeting attended in person ($500 for each such meeting attended telephonically), an annual retainer of $1,500 for a Committee Chairmanship, plus reimbursement of related expenses. For the one year period ended December 31, 1999, the Directors who are not "interested persons", as a group, received compensation in the amount of $42,500 from PIMCO Commercial Mortgage Securities Trust, Inc.

       Material Interest of Trustees. Messrs. Burns and Harris each has a direct material interest in the transaction described below in Proposal II, pursuant to which Allianz of America, Inc. ("Allianz of America") will acquire majority ownership of PIMCO Advisors and certain of its affiliates. Messrs. Burns and Harris, as managing directors of PIMCO, will receive employment related compensation and other benefits as a result of the transaction. For a complete discussion of the transaction, see Proposal II.

     THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS", RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                       II.  APPROVAL OF A NEW INVESTMENT ADVISORY AND
                                PORTFOLIO MANAGEMENT CONTRACTS

     Introduction. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California, 92660, has served as investment adviser to the Money Market Portfolio, Short-Term Bond Portfolio, Low Duration Bond Portfolio, Real Return Bond Portfolio, Total Return Bond Portfolio, Total Return Bond Portfolio II, High Yield Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Global Bond Portfolio, Foreign Bond Portfolio, Emerging Markets Bond Portfolio (collectively, the "Fixed Income Portfolios"), and the Strategic Balanced and StocksPLUS Growth and Income Portfolios since their respective inceptions. PIMCO currently serves as adviser to these Portfolios pursuant to an investment advisory contract dated _____, (the "PIMCO Contract").

     PIMCO Advisors, located at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660 has served as investment adviser to the PIMCO Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value Portfolios since their respective inceptions. PIMCO Advisors currently serves as adviser to the Funds pursuant to an investment advisory contract between PIMCO Advisors and the Trust dated ________, 1998 (the "PIMCO Advisors Contract"). For each of these Portfolios, PIMCO Advisors has engaged subsidiary partnerships of PIMCO Advisors to serve as portfolio managers ("Portfolio Managers"). Accordingly, Cadence Capital Management ("Cadence"), under the management and control of PIMCO Advisors, manages the PIMCO Capital Appreciation and Mid-Cap Growth Portfolios pursuant to a portfolio management agreement between PIMCO Advisors and Cadence dated _______, 1998 (the "Cadence Contract"). NFJ Investment Group ("NFJ"), under the management and control of PIMCO Advisors, manages the PIMCO Equity Income and Small-Cap Value Portfolios pursuant to a portfolio management agreement between PIMCO Advisors and NFJ dated ______, 1998 (the "NFJ Contract").

     In addition, PIMCO serves as the administrator of the Portfolios pursuant to an amended and restated administration services agreement between PIMCO and the Trust, dated December 31, 1997, as supplemented on February 23, 1999 (the "Administration Agreement"). Pursuant to a sub-administration contract dated ________, 199_, PIMCO has engaged PIMCO Advisors, as sub-administrator, to provide certain administrative services to the PIMCO Equity Income Portfolio, Capital Appreciation Portfolio, Mid-Cap Growth Portfolio and Small-Cap Value Portfolios. PIMCO Funds Distributors LLC, located at 2187 Atlantic Street, Stamford, Connecticut 06902, serves as the principal underwriter of the Portfolios' shares.

     PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO (the "Managing Directors"). PAH is a publicly-traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 840 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

     PIMCO, PIMCO Advisors, Cadence and NFJ (collectively, the "Advisers") will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination of the PIMCO Advisory Contract, the PIMCO Advisors Contract, the Cadence Advisory Contract, and the NFJ Advisory Contract (collectively the "Advisory Contacts"). It is proposed that the Advisers continue to serve as investment advisers and portfolio managers of the Portfolios following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of each Portfolio are being asked in Proposal II to approve new investment advisory and portfolio management contracts, on behalf of each Portfolio which are substantially identical (except for certain reduced advisory fees) to the corresponding Advisory Contract, (collectively, the "New Advisory Contracts). The Board recommends that shareholders approve the New Advisory Contracts. If the New Advisory Contracts are approved, PIMCO will continue to serve as administrator under the Administration Agreement. Forms of the New Advisory Contracts and Administration Agreement are attached as Appendix A.

     Information about the Advisers, their executive officers and directors, their other investment company clients, and their brokerage policies is presented in Appendix B.

     Description of the Transaction. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America, and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

     The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of an indirect subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive, without interest, an amount in cash equal to $38.75 per unit, subject to a potential downward adjustment if PIMCO Advisors' investment advisory revenue base, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly owned subsidiary of Allianz of America.

     Immediately following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors, including the approximately 44% interest held by PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors will retain an indirect interest in PIMCO Advisors following the closing. In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors.

     The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions, including, among others,(i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. Approval of the New Advisory Contracts by the shareholders of the Portfolios will count toward satisfaction of condition (iii) described in the preceding sentence. If the Transaction is not completed for any reason, the Advisory Contracts will remain in effect. In the event the New Advisory Contracts are not approved by the Portfolios' shareholders and the Transaction is completed, the Board will consider appropriate action.

     Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, Cadence and NFJ, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors, and its subsidiaries, through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC.

     Operationally, PIMCO is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. PIMCO is expected to remain operationally independent, and to become the global fixed income investment management division of Allianz AG, and is currently expected to continue to operate in the United States under its existing name.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO and PIMCO Advisors, including the Managing Directors, have also contractually agreed to remain with PIMCO and PIMCO Advisors, for significant periods following the Transaction.

     Description of Allianz and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft and which, together with its subsidiaries comprise the world's second largest insurance group as measured by premium income. Allianz is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, the Advisers and Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Allianz Aktiengesellschaft, Koniginstrasse 28, D-80802, Munich, Germany.

     Significant institutional shareholders of Allianz currently include, without limitation, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Morgan Grenfell and Kleinwort Benson (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of the Advisers. Once the Transaction is completed, absent an SEC exemption or other relief, the Portfolios generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. The Advisers do not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability, post-closing, to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or the Portfolios' overall performance.

     Anticipated Impact of the Transaction on Management of the Portfolios. PIMCO Advisors and PIMCO have received structural and contractual protections as terms of the Transaction that ensure operational autonomy and continuity of management. PIMCO Advisors and PIMCO are confident that Allianz AG is committed to the people and process that have led to their success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Portfolios or the Advisers' capacity to provide the type, quality, or quantity of services that it currently provides, and the Portfolios should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

     The Benefits of the Transaction. PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Portfolios in a variety of ways, including the following:

     . PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

     . Allianz AG has a team of fixed income professionals in place that currently manage more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

     . The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more-seasoned professionals with global experience.

     . The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

     . Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to go ahead with the Transaction. The combined entity will be the sixth-largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

     Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO Advisors and PIMCO are aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Trust. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined on the 1940 Act) of the investment adviser (or predecessor or successor adviser). Allianz AG and each of the other parties to the Agreement have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during such two-year period.

     The Contracts. The Advisory Contracts. The Advisers have served as investment advisers/portfolio managers to the Portfolios of the Trust since each Portfolio's commencement of investment operations. Each Advisory Contract has been submitted for approval by shareholders of the applicable Portfolio prior to the Portfolio's commencement of operations.

     Under the terms of the Advisory Contracts, the Advisers are responsible for making investment decisions and placing orders for the purchase and sale of each Portfolios investments directly with the issuers or with brokers or dealers selected by it at its discretion. The Advisers also furnish to the Board, which has overall responsibility for the business and affairs of the Portfolios, periodic reports on the investment performance of the Portfolio.

     The Advisers are obligated to manage each Portfolio in accordance with applicable laws and regulations. The investment advisory services of the Advisers to the Portfolios are not exclusive under the terms of the Advisory Contracts. The Advisers are free to, and do, render investment advisory services to others.

     Consistent with the requirements of the 1940 Act, each Advisory Contract provides that the Advisers generally are not liable to the Portfolios for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisers' duties or by reason of its reckless disregard of its obligations and duties under the Advisory Contract.

     The Advisory Contracts may be terminated by a Portfolio without penalty upon not fewer than 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not fewer than 60 days' notice by the Advisers. As noted above, the Advisory Contracts terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

     Information about investment advisory fees paid to the Advisers and the administrative fees paid to PIMCO, including aggregate investment advisory fees and administrative fees by each Portfolio during the fiscal year ended December 31, 1998, is set forth in Appendix C.

     The New Advisory Contracts. The New Advisory Contracts are substantially similar to the Advisory Contracts, except for the level of fees paid under the New Advisory Contracts. By the closing of the Transaction, the Trust intends to adopt a multiple class structure under which it will offer both Institutional and Administrative Class Shares. Under the New Advisory Contracts, shareholders of the Portfolios will pay lower investment advisory fees than the Portfolios currently pay under the Advisory Contracts. In addition, for certain Portfolios, shareholders will pay lower administrative fees than the Portfolios currently pay under the Administration Agreement. Each Portfolio will also adopt an administrative services plan (the "Services Plan"), under which shareholders of Administrative Class Shares will pay a service fee for various administrative services provided or procured by PIMCO. Following the adoption of the multiple class structure, current shareholders will own Administrative Class shares of the Portfolios. Total Portfolio operating expenses for Administrative Class shares of each Portfolio, however, will be no greater than the current operating expenses paid by the Portfolios and in some cases, the total Portfolio operating expenses will be lower. Current Portfolio operating expenses, as well as the Portfolio operating expenses as proposed under the multiple class structure are set forth in Exhibit C.

     As noted previously, the Advisers do not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Portfolios or have any adverse effect on the Advisers' ability to fulfill its obligations to the Portfolios. No change is anticipated in the investment philosophies and practices currently followed by the Portfolios.

     At the December 1, 1999 meeting of the Board, the New Advisory Contracts were approved unanimously by the Board, including all of the Trustees who are not parties to the New Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Advisory Contracts, as approved by the Board, are submitted for approval by the shareholders of the Portfolios.

     If the New Advisory Contracts are approved by shareholders, they will take effect immediately after the closing of the Transaction. The New Advisory Contracts will remain in effect for two years from the date they take effect, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Contract and Portfolio (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Portfolio, and, in either case,
(ii) by a majority of the Portfolio's Trustees who are not parties to the New Advisory Contracts or interested persons of any such party (other than as Trustees of the Trust).

     If the shareholders of any Portfolio should fail to approve the New Advisory Contract pertaining to that Portfolio, the Transaction may not be consummated. If the Transaction is not consummated, PIMCO Advisors, Cadence, NFJ, and PIMCO will continue to serve as advisers for all of the Portfolios under the current Advisory Contracts. The Trust intends to implement the multiple class structure regardless of whether the Transaction consummated.

     The Administration Agreement. Under the terms of the Administration Agreement, PIMCO provides administrative services to each Portfolio, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Portfolios by other persons, including the custodian and transfer agent. In approving the New Advisory Contracts, the Board has considered that PIMCO receives fees for the services it provides under the Administration Agreement, and may receive fees for services provided to or procured for Administrative Class Shares under the Services Plan.

     The Administration Agreement may be terminated by a Portfolio without penalty upon not fewer than 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not fewer than 60 days' notice by PIMCO.

     Interests of Certain Persons in the Transaction. The Managing Directors, each of which is a member of Partners LLC, will receive new employment and consulting agreements. The initial term of the employment agreements will be five years from the closing of the Transaction (seven years for Messrs. Gross and Thompson). Each Managing Director will receive an annual salary, and will be entitled to participate in PIMCO's Non-Qualified Profit Sharing Plan and Class B Unit Purchase Plan, as well as the PIMCO Advisors Retention Plan for Executives of PIMCO.

     Under PIMCO's current profit sharing plan, the Managing Directors and other executive employees of PIMCO share in a pool equal to 45% of the adjusted net profit of PIMCO. After the Transaction, the profit sharing plan will be amended to reduce the profit sharing percentage from 45% to 30% of adjusted net profit over a five-year period. Under the amended profit sharing plan, the pool from which the profits are calculated will include profits from certain other fixed income advisors owned by Allianz AG and its affiliates. For the first two years after the Transaction, the profit sharing pool will be guaranteed at least $10 million per year from PIMCO's management of insurance assets from affiliates owned by Allianz AG.

     Under the Class B Unit Purchase Plan, participants will be able to purchase Class B Units of PIMCO, which, in the aggregate, will entitle the holders to distributions equal to 15% of the adjusted net profit of PIMCO. The Retention Plan provides fixed and variable retention arrangements for each of the Managing Directors and other key employees of PIMCO. The 14 managing directors of PIMCO who were managing directors on the date of the Merger Agreement will in the aggregate receive retention payments of $85.8 million per year for each of the five years following the Transaction, subject to continued employment.

     In addition to the foregoing, pursuant to 1994 Employment Termination Agreements, PIMCO Holding LLC must pay to the current and former Managing Directors who are parties to those contracts noncompete payments equal to distribution on, or sales proceeds of, an aggregate of 17,402,107 Class A units of limited partnership in PIMCO Advisors. Eight of the current Managing Directors--Messrs. Gross, Hague, Harris, Meiling, Muzzy, Podlich, Powers and Thompson--have agreed to amend their 1994 Employment Termination Agreements. Under the amendments, these eight Managing Directors will receive payments in satisfaction of the noncompete payments due under the 1994 Employment Termination Agreements. Payments will be made 84% in cash and 16% in stock of Allianz AG, the parent of Allianz of America, with an assumed value of $273.99 per share, the average trading price for the stock of Allianz AG for the 30 days prior to October 4, 1999, the date of public announcement of discussions between Allianz AG and PIMCO Advisors. Two of the eight current Managing Directors, who are not full-time employees of PIMCO but who will continue as consultants, will receive their payments solely in cash. The aggregate payment at the closing of the Transaction to the eight current Managing Directors whose 1994 Employment Termination Agreements will be amended will have a value of $603.6 million (based on 15,575,835 Advisors Class A Units and a price of $38.75 per unit).

     Upon completion of the Transaction, all outstanding unit options under the 1998 Unit Incentive Plan, whether exercisable or not, will be cancelled and terminated and will represent the right to receive a cash payment equal to the excess of the Unit Transaction Price over the exercise price per unit of the option, together with interest on such amount at 8% per annum through the date such payment is made. The Managing Directors hold unit option awards for an aggregate of 2,080,000 units of PIMCO Advisors, at an average exercise price of $16.13 per unit, which will result in payments of approximately $47 million in the aggregate at the closing of the Transaction. The Managing Directors, as well as certain executive officers of PIMCO, will also participate in the Deferred Compensation Plan, under which units of PIMCO Advisors held in trust under the plan will be exchanged by the plan's trustee for cash in an amount per unit equal to the Unit Transaction Price. Any unvested account balances reflecting discount investment or reinvestment of deferred compensation will vest.

     Certain executive officers of PIMCO will also receive additional benefits resulting from the Transaction. Any options for units of PIMCO Advisors held by these persons will be converted to a right to receive the difference between the exercise price for such options and the Unit Transaction Price, together with interest on such amount at 8% per annum through the date such payment is made. In addition, certain officers of the Trust who are executive officers of PIMCO Advisors will be eligible to receive payments during the five year period following the Transaction pursuant to employment retention plans.

     As a result of the direct and indirect interests in the Transaction and in PIMCO and its affiliates, including any employment arrangements with PIMCO and its affiliates, each of the Managing Directors and executive officers of PIMCO identified in Appendix B may be deemed to have a substantial interest in shareholder approval of the New Advisory Contract.

     Evaluation by the Board of Trustees. The Board, advised by special independent counsel, has determined that, in approving the New Contracts on behalf of the Portfolios, the Trust can best assure itself that the services currently provided to the Portfolios by the Advisers, their officers, and employees will continue without interruption after the Transaction. The Board believes that, like the Advisory Contracts, the New Advisory Contracts will enable the Portfolios to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Portfolio and its shareholders.

     In determining whether or not it was appropriate to approve the New Advisory Contracts and to recommend approval to shareholders, the Board, including the Trustees who are not parties to the New Advisory Contracts or interested persons of such parties, considered various materials and representations provided by the Advisers and considered a report provided by Allianz AG, and was advised by independent legal counsel with respect to these matters.

     Information considered by the Trustees included, among other things, the following: (1) the Advisers' representation that the same persons responsible for management of the Portfolios currently are expected to continue to manage the Portfolios under the New Advisory Contracts, thus helping to ensure continuity of management; (2) that the compensation to be received by the Advisers under the New Advisory Contracts is lower than the compensation paid under the Advisory Contracts, which the Board previously has determined to be fair and reasonable; (3) the Advisers' representation that they will not seek to increase the rate of advisory fees paid by the Portfolios for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Advisory Contracts with the terms of the Advisory Contracts; (5) representations made by PIMCO concerning the potential impact of affiliated brokerage relationships on the Advisers' ability to provide services to the Portfolios, and on the Portfolios' ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that the integration of Allianz AG's and the Advisers' operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by the Advisers under the Advisory Contracts; (8) the fairness of the compensation payable to the Advisers under the Advisory Contracts; (9) the results achieved by the Advisers for the Portfolios; and (10) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers.

     Based upon its review, the Board determined that, by approving the New Advisory Contracts, the Portfolios can best be assured that services from the Advisers will be provided without interruption. The Board also determined that the New Advisory Contracts are in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Contracts and voted to recommend their approval by each Portfolio's shareholders.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW ADVISORY CONTRACTS AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.


                         III.  APPROVAL OF CHANGES TO
                        FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to adopt certain fundamental investment policies that can be changed only by a shareholder vote. In the past, fundamental policies were adopted by the Trust on behalf of the Portfolios in order to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. Because of the opportunity afforded by this Meeting, the Board has reviewed each Portfolio's fundamental policies with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental policies of the Portfolios.

     This Proposal seeks shareholder approval of changes that are intended to accomplish that goal. The proposed changes to each Portfolio's fundamental policies are discussed in detail below. Except for the policy on borrowing as discussed below, none of the proposed policies materially differs from the respective Portfolio's current comparable policy. The formulation of each proposed policy differs from the current policy in the interest of uniformity and simplicity. Each Portfolio's policies with respect to the concentration of investments, borrowing, the issuance of senior securities, and lending differ from the current policies of each Portfolio in that the requirements of the 1940 Act are not described in detail. Therefore, the new policies that govern each Portfolio would be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff, rather than the express terms of the policies.

     The Board believes that eliminating the differences among the Portfolios' fundamental restrictions will enhance management's ability to manage the Portfolios' assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the Portfolios will assist the Portfolios in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow each Portfolio greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Portfolio.

     The text and a summary description of each proposed change to each Portfolio's fundamental restrictions are set forth below. The current fundamental investment policies for each Portfolio that correspond to the proposed fundamental investment policies are set forth in Appendix E. If approved by the Portfolios' shareholders at the Meeting, the proposed changes to the Portfolios' fundamental restrictions will be adopted by each Portfolio. The Portfolios' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of a Portfolio fail to approve any proposed fundamental policy, the current policy (if any) will remain in effect. If approved by the Portfolios' shareholders at the Meeting, the proposed changes to the Portfolios' fundamental restrictions will be adopted by each Portfolio. The Portfolios' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. Approval of the proposed fundamental policies with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Portfolio.

     Shareholders of each Portfolio will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

     a. Concentration (All Portfolios). The Portfolios' current policy on industry concentration prohibits the purchase of securities if it would result in more than 25% of the market value of a Portfolio's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. The current policy does not apply to investments in U.S. Government securities, and, in the case of the Money Market Portfolio, investments in securities or obligations of U.S. banks.

     The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

     Each Portfolio may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market Portfolio may concentrate its investments in securities or obligations issued by U.S. banks).

     While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a Portfolio's assets in an industry constitutes concentration. If a Portfolio's fundamental policy prohibits the Portfolio from concentrating in an industry, the Portfolio may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Portfolio is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because each Portfolio may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of a Portfolio. The proposed concentration policy will retain the exception that excludes the Money Market Portfolio investment in securities or obligations issued by U.S. banks, which is common among money market funds.

     b. Diversification (Only the following Portfolios: Money Market, Short-Term Bond, Low Duration Bond, Total Return Bond, Total Return Bond II, High Yield Bond, Long-Term U.S. Government Bond, Strategic Balanced, StockPLUS Growth and Income, Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value (each a "Diversified Portfolio")). Under the current diversification policy, each Diversified Portfolio, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with an exception for investments in U.S. Government securities.

     Currently, the restrictions pertaining to diversification are contained in two separate fundamental policies. The Board recommends that the Diversified Portfolios' current fundamental policies on diversification be consolidated and replaced with the following fundamental investment restriction:

     Each Portfolio may not, with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify and combine the Diversified Portfolio's current policies into a single, uniform fundamental policy.

     c. Borrowing and Senior Securities (All Portfolios). Under its current fundamental policy on borrowing and senior securities, each Portfolio, may not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, provided that the Portfolio maintains asset coverage of 300%, and (ii) enter into certain transactions on derivative instruments, including options, futures, or options on futures.

     To simplify and modernize each Portfolio's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that the shareholders vote to approve the following fundamental policy:

     Each Portfolio may not borrow money or issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     The primary purpose of the proposed change is to standardize the restrictions and conform them to the current regulatory requirements and evolving market environment. Reverse repurchase agreement transactions and industry derivative instruments are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Although each Portfolio would not be limited to borrowing for temporary or emergency purposes, each Portfolio would nevertheless be subject to the 1940 Act's coverage requirements. In addition, subject to the receipt of any necessary regulatory approval and Board authorization, the Portfolios may borrow money directly from certain of the other Portfolios.

     The proposed policy will also allow each Portfolio to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Portfolio that has a claim to the Portfolio's assets or earnings that takes precedence over the claims of the Portfolio's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. The Portfolios currently engage and would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

     Adoption of the proposed policy is not expected to materially affect the operation of the Portfolios, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Portfolios. However, adoption of the proposed policies will allow the Portfolios to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Portfolios and their shareholders.

     d. Loans (All Portfolios). The current fundamental policy on loans for each Portfolio prohibits the making of loans, except loans of portfolio securities, entry into repurchase agreements, and the purchase of debts obligations, to the extent these transactions are consistent with the Portfolio's investment objectives and policies. The Board recommends that the shareholders vote to replace the Portfolios' current fundamental policies with the following fundamental investment policy:

     Each Portfolio may not make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Portfolio is permitted to engage; instead, the proposed policy permits each Portfolio to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, each Portfolio may enter into certain lending arrangements that would benefit the Portfolio and its shareholders, including interfund lending agreements under which certain of the Portfolios could lend money directly to the other Portfolios. The proposed policy would provide the Portfolios with greater flexibility and maximize each Portfolio's lending capabilities, thereby allowing the Portfolios to respond more effectively to regulatory, industry and market developments.

     e. Investments in other Investment Companies (All Portfolios). The Board recommends that shareholders vote to adopt the following fundamental investment policy for each Portfolio:

     Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Portfolio that it may elect, in the future, to pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Portfolio.

     The proposed fundamental policy will permit each Portfolio to adopt a "master/feeder" structure whereby one or more funds (the "feeder funds") invest all of their assets in another fund (the "master fund"). The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the Portfolios intend to establish a master/feeder structure; however, the Board recommends that each Portfolio's shareholders adopt the proposed policy that will permit this structure in the event the Board determines to recommend the adoption of a master/feeder structure by a Portfolio. The proposed fundamental policy would also give each Portfolio flexibility to invest in other investment companies to the extent permitted by the 1940 Act.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" EACH PROPOSED CHANGE TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES AS SET FORTH IN THIS PROPOSAL III. UNMARKED PROXIES WILL BE SO VOTED.

                              IV.  OTHER BUSINESS

     The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                              VOTING INFORMATION

     Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by PIMCO Advisors and Allianz of America. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the internet or personal interview by officers or agents of the Trust. D.F. King has been retained to assist with proxy solicitation activities (including assembly and mailing of materials to shareholders). To obtain the necessary representation at the Meeting, supplementary solicitations may be made at a cost not expected to exceed $_____. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

     Shareholder Voting. Shareholders of record at the close of business on December 20, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

     As of the Record Date, the following number of shares of the Portfolios representing the corresponding number of votes, were outstanding:

------------------------------------------------------------------------------------------------
Portfolio                                          Number of Shares Outstanding  Number of Votes
-------------------------------------------------  ----------------------------  ---------------
Money Market Portfolio
------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio
------------------------------------------------------------------------------------------------
Low Duration Bond Portfolio
------------------------------------------------------------------------------------------------
Real Return Bond Portfolio
------------------------------------------------------------------------------------------------
Total Return Bond Portfolio
------------------------------------------------------------------------------------------------
Total Return Bond Portfolio II
------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
------------------------------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio
------------------------------------------------------------------------------------------------
Global Bond Portfolio
------------------------------------------------------------------------------------------------
Foreign Bond Portfolio
------------------------------------------------------------------------------------------------
Emerging Markets Bond Portfolio
------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio
------------------------------------------------------------------------------------------------
StocksPLUS Growth and Income Portfolio
------------------------------------------------------------------------------------------------
Equity Income Portfolio
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Portfolio                                          Number of Shares Outstanding  Number of Votes
-------------------------------------------------  ----------------------------  ---------------
Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio
------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio
------------------------------------------------------------------------------------------------

     As of December 15, 1999, the persons owning of record or beneficially 5% or more of the indicated Portfolios are set forth in Appendix E.

     Insurance companies that use shares of the Portfolios as funding media for their variable insurance contracts will vote shares of the Portfolios held by each of their separate accounts in accordance with instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Portfolios held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Portfolios will vote shares held by its general account and its subsidiary in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and variable insurance contract owners permitted to give instructions, and the number of shares for which such instruction may be given to be voted at the Meeting and any adjournment will be determined as of the Record Date.

     Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the PIMCO Variable Insurance Trust at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of each Portfolio is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to a proposal before the Meeting, the non-voted shares will be excluded from the pool of shares voted on the proposal. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Trust's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

     Required Vote. Shareholders of the Portfolios vote together on Proposal I, separately by Portfolio on Proposals II and III, and as necessary on the other Proposals. Approval of Proposal I requires the vote of shareholders owning of record a plurality of the shares of the Trust present at the Meeting, if a quorum is present. Approval of Proposals II and III each requires the vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, which means that the vote of 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

     Shareholder Proposals. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                              By Order of the Board of Trustees



                              ___________________________________
                              Garlin G. Flynn, Secretary


__________, 2000

Newport Beach, California

                                  APPENDIX A
                                  ----------
                                    FORM OF

                         INVESTMENT ADVISORY CONTRACT

                        PIMCO Variable Insurance Trust
                           840 Newport Center Drive
                       Newport Beach, California  92260

                          ____________________, 2000



[Name]
840 Newport Center Drive
Newport Beach, California  92260

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Trust") and [ ] (the "Adviser") as follows:

     1. The Trust is an open-end investment company which currently has 17 separate investment portfolios, [ ] of which are subject to this agreement:
[Names of Portfolios] (the "Portfolios"). Additional investment portfolios may be established in the future. This Contract shall pertain to the Portfolios and to such additional investment portfolios as shall be designated in Supplements to this Contract, as further agreed between the Trust and the Adviser. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objective and restrictions applicable to that Portfolio as specified in the currently effective Prospectus (the "Prospectus") for the Trust included in the registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 ("1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, as amended (the "Distribution Contract"), between the Trust and PIMCO Funds Distribution Company (the "Distributor"), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to an Administration Agreement ("Administration Agreement") between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Trust with administrative and other services.

     2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

     3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

          (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders or other appropriate recipients, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' or variable insurance contract holders' meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

     4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information.

          Consistent with the investment objectives, policies and restrictions applicable to the Trust and the Portfolios, the Adviser will determine the securities and other assets to be purchased or sold by each Portfolio and will determine what portion of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

          The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Portfolios, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and the Portfolios.

          (c) As manager of the assets of the Portfolios, the Adviser shall make investments for the account of the Portfolios in accordance with the Adviser's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies that serve as underlying investment media of variable insurance contracts, subject to policy decisions adopted by the Trust's Board of Trustees.

          (d) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Trust and the Portfolios and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

          (f) The Adviser may cause a Portfolio to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

     5. (a) The Adviser shall immediately notify the Trust in the event (1) that the Securities and Exchange Commission has censured the Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that any Portfolio has ceased to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or
(3) upon having a reasonable basis for believing that any Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement or Prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue.

          (b) The Adviser shall be responsible for making inquiries and for reasonably ensuring that any employee of the Adviser, any person or firm that the Adviser has employed or with which it has associated, or any employee has not, to the best of the Adviser's knowledge, in any material connection with the handling of Trust assets: (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

     6. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     7. In consideration of the services to be rendered by the Adviser under this Contract, each Portfolio shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates: [___%].

          If the fees payable to the Adviser pursuant to this paragraph 7 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading or as otherwise provided in the Trust's prospectus.

     8. If the aggregate expenses of every character incurred by, or allocated to, the Trust in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract ("includable expenses"), shall exceed any expense limitations applicable to the Trust, the Adviser shall pay the Trust an amount equal to that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 8 for a fiscal year with respect to the Trust, the monthly fees relating to the Trust payable to the Adviser under this Contract and under the Administration Agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 8. For purposes of the foregoing, the value of the net assets of each Portfolio of the Trust shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

     9. The Trust and the Adviser acknowledge that the Trust will offer its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, as well as to qualified pension and retirement plans and other appropriate investors. Shares of the Portfolios may be offered only to separate accounts and general accounts of insurance companies that are approved in writing by the Adviser. The Adviser shall be under no obligation to investigate insurance companies to which the Trust offers or proposes to offer its shares.

     10. (a) This Contract shall become effective with respect to the Portfolios on _________________, 2000 (and, with respect to any amendment, or with respect to any additional portfolio, the date of the amendment or Supplement hereto) and shall continue in effect with respect to a Portfolio for a period of more than two years from that date (or, with respect to any additional portfolio, the date of the Supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

          (b) This Contract may be terminated with respect to a Portfolio (or any additional portfolio) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Portfolio or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

     11. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     12. The investment management services of the Adviser to the Trust under this contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

     13. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

     14. The Declaration of Trust establishing the Trust, dated ____________, provides that the name "PIMCO Variable Insurance Trust" refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO VARIABLE INSURANCE TRUST

By: ______________________________
Title:

ACCEPTED:

[     ]
By: ______________________________
Title:

                                    FORM OF
                         PORTFOLIO MANAGEMENT AGREEMENT

                              PIMCO Advisors L.P.
                            800 Newport Center Drive
                        Newport Beach, California  92260

                           ____________________, 2000


[      ]
[          ]


Dear Sirs:

     This will confirm the agreement between the undersigned (the "Adviser") and
[   ] (the "Portfolio Manager") as follows:

     1. PIMCO Variable Insurance Trust (the "Trust") is an open-end investment company which currently has multiple separate investment portfolios, two of which are subject to this agreement: [Names of Portfolios] (the "Portfolios"). The Adviser serves as investment adviser to the Portfolios pursuant to an Investment Advisory Contract dated the date hereof. Additional investment portfolios may be established in the future. This agreement shall pertain to the Portfolios and to such additional investment portfolios as shall be designated in supplements to this agreement, as further agreed between the Adviser and the Portfolio Manager. The Trust engages in the business of investing and reinvesting the assets of each Portfolio in the manner and in accordance with the investment objective and restrictions applicable to that Portfolio as specified in the currently effective Prospectuses (the "Prospectus") for the Trust included in the registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act").
Copies of the documents referred to in the preceding sentence have been furnished to the Portfolio Manager. Any amendments to those documents shall be furnished to the Portfolio Manager promptly.

     2. The Adviser hereby appoints the Portfolio Manager to provide the portfolio management services specified in this agreement and the Portfolio Manager hereby accepts such appointment.

     3. (a) The Portfolio Manager shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this agreement, and (ii) provide all services, equipment and facilities necessary to perform its obligations under this agreement.

          (b) Under the terms of the Investment Advisory Contract, the Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the distributor of its shares or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, Prospectuses and reports to shareholders or other appropriate recipients, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' or variable insurance contract holders' meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

     4. (a) The Portfolio Manager shall provide to the Trust investment guidance and policy direction in connection with the management of the Portfolios, including oral and written research, analysis, advice, and statistical and economic data and information.

          Consistent with the investment objectives, policies and restrictions applicable to the Trust and the Portfolios, the Portfolio Manager will determine the securities and other assets to be purchased or sold by each Portfolio and will determine what portion of each Portfolio shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

          The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Portfolio Manager. It is understood that the Portfolio Manager will not use any inside information pertinent to investment decisions undertaken in connection with this agreement that may be in its possession or in the possession of any of its affiliates, nor will the Portfolio Manager seek to obtain any such information.

          (b) The Portfolio Manager also shall provide to the officers of the Trust and to the Adviser administrative assistance in connection with the operation of the Trust and the Portfolios, which shall include (i) compliance with all reasonable requests of the Trust and the Adviser for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Portfolio Manager shall from time to time determine to be necessary or useful to the administration of the Trust and the Portfolios.

          (c) As manager of the assets of the Portfolios, the Portfolio Manager shall make investments for the account of the Portfolios in accordance with the Portfolio Manager's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies that serve as underlying investment media of variable insurance contracts, subject to policy decisions adopted by the Trust's Board of Trustees and to the supervision of the Adviser.

          (d) The Portfolio Manager shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Trust and the Portfolios and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees or the Adviser shall reasonably request.

          (e) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other of its clients, the Portfolio Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Manager may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

          (f) The Portfolio Manager may cause a Portfolio to pay a broker that provides brokerage and research services to the Portfolio Manager a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Portfolio Manager determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Manager's overall responsibilities to the Trust and any other of the Portfolio Manager's clients.

     5. (a) The Portfolio Manager shall immediately notify the Trust and the Adviser in the event (1) that the Securities and Exchange Commission has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that any Portfolio has ceased to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that any Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Trust and the Adviser immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or Prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue.

          (b) The Portfolio Manager shall be responsible for making inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any person or firm that the Portfolio Manager has employed or with which it has associated, or any employee has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets: (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

     6. The Portfolio Manager shall give the Trust the benefit of the Portfolio Manager's best judgment and efforts in rendering services under this agreement. As an inducement to the Portfolio Manager's undertaking to render these services, the Adviser agrees that the Portfolio Manager shall not be liable under this agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in this agreement shall be deemed to protect or purport to protect the Portfolio Manager against any liability to the Adviser or to the Trust or its shareholders to which the Portfolio Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Portfolio Manager's duties under this agreement or by reason of the Portfolio Manager's reckless disregard of its obligations and duties hereunder.

     7. In consideration of the services to be rendered by the Portfolio Manager under this agreement, the Adviser shall pay the Portfolio Manager a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month, at the following annual rates: [___]

          If the fees payable to the Portfolio Manager pursuant to this paragraph 7 begin to accrue before the end of any month or if this agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Portfolio shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this agreement, a "business day" is any day the New York Stock Exchange is open for trading or as otherwise provided in the Prospectus.

     8. The Portfolio Manager acknowledges that the Trust will offer its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, as well as to qualified pension and retirement plans and other appropriate investors. Shares of the Portfolios may be offered only to separate accounts and general accounts of insurance companies that are approved in writing by the Adviser. The Portfolio Manager shall be under no obligation to investigate insurance companies to which the Trust offers or proposes to offer its shares.

     9. (a) This Contract shall become effective with respect to the Portfolios on _________________, 2000 (and, with respect to any amendment, or with respect to any additional portfolio, the date of the amendment or supplement hereto) and shall continue in effect with respect to a Portfolio for a period of more than two years from that date (or, with respect to any additional portfolio, the date of the supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940
Act) of any such party.

          (b) This agreement may be terminated with respect to a Portfolio (or any additional portfolio) at any time, without the payment of any penalty, by the Adviser, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Portfolio Manager or by the Portfolio Manager on 60 days' written notice to the Trust and the Adviser. This agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the Investment Advisory Contract.

     10. Except to the extent necessary to perform the Portfolio Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Portfolio Manager, or any affiliate of the Portfolio Manager, or any employee of the Portfolio Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     11. The portfolio management services of the Portfolio Manager to the Trust under this agreement are not to be deemed exclusive as to the Portfolio Manager, and the Portfolio Manager will be free to render similar services to others.

     12. This agreement shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Adviser the enclosed copy hereof.

                                        Very truly yours,

                                        PIMCO ADVISORS L.P.



                                        By: ____________________________________
                                            Title:


ACCEPTED:



By: ___________________________________
    Title:
[            ]

                                    FORM OF
                           ADMINISTRATION AGREEMENT


     ADMINISTRATION AGREEMENT, made this ____ day of _____________, 1997 between PIMCO Variable Insurance Trust (the "Trust"), a Delaware business trust, and Pacific Investment Management Company (the "Administrator" or "PIMCO"), a general partnership organized under the laws of California.

     WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust has established ten series, which are designated as the Money Market Portfolio; the Short-Term Bond Portfolio; the Low Duration Bond Portfolio; the High Yield Bond Portfolio the Total Return Bond Portfolio; the Global Bond Portfolio; the Emerging Markets Bond Portfolio; the Foreign Bond Portfolio; the StocksPLUS Growth and Income Portfolio; and the Strategic Balanced Portfolio; such series, together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Administrator to render administrative services hereunder, and with respect to which the Administrator is willing to do so, being herein collectively referred to also as the "Portfolios"; and

     WHEREAS, pursuant to an Investment Advisory Contract dated ___________, 1997, between the Trust and PIMCO ("Investment Advisory Contract"), the Trust has retained PIMCO to provide investment advisory services with respect to the Portfolios in the manner and on the terms set forth therein; and

     WHEREAS, the Trust wishes to retain PIMCO to provide administrative and other services to the Trust with respect to the Portfolios in the manner and on the terms hereinafter set forth; and

     WHEREAS, PIMCO is willing to furnish such services in the manner and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

          1.   Appointment.  The Trust hereby appoints PIMCO as its
               -----------
Administrator, to provide the administrative and other services with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided.

          In the event the Trust establishes and designates additional series with respect to which it desires to retain the Administrator to render administrative and other services hereunder, it shall notify the Administrator in writing. If the Administrator is willing to render such services it shall notify the Trust in writing, whereupon such additional series shall become a Portfolio hereunder.

          2. Duties. Subject to the general supervision of the Board of Trustees, the Administrator shall provide all administrative and other services reasonably necessary for the operation of the Portfolios other than the investment advisory services provided pursuant to the Investment Advisory Contract.

               (a) Administrative Services. These services shall include the following: (i) coordinating matters relating to the operation of the Portfolios including any necessary coordination among the adviser or advisers to the Portfolios, the custodian, transfer agent (if any), dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Portfolios), insurance companies, accountants, attorneys, and other parties performing services or operational functions for the Portfolios; (ii) providing the Portfolios, at the Administrator's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and state insurance laws as well as other applicable laws, and to provide effective administration of the Portfolios; (iii) maintaining or supervising the maintenance by third parties of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law other than the records and ledgers maintained under the Investment Advisory Contract; (iv) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of the Portfolios required by applicable law; (v) preparing, filing, and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios or other appropriate parties as required by applicable law; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required to register the shares of the Trust and qualify the Trust to do business or as otherwise required by applicable law; (vii) taking such other action with respect to the Portfolios, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities and insurance commissions and other regulatory agencies; and (viii) providing the Portfolios, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the Portfolios' operations as contemplated in this Agreement.

               (b) Other Services. The Administrator shall also procure on behalf of the Trust and the Portfolios, and at the expense of the Administrator, the following persons to provide services to the Portfolios, to the extent necessary: (i) a custodian or custodians for the Portfolios to provide for the safekeeping of the Portfolios' assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Portfolios; (iii) a transfer agent for the Portfolios; and (iv) a dividend disbursing agent for the Portfolios. The Trust may be a party to any agreement with any of the persons referred to in this Section 3(b).

               (c) The Administrator shall also make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration of the Portfolios and services provided to the Portfolios under this Agreement.

               (d) In performing these services, the Administrator:

                    (i) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed an Form N-1A as supplemented or amended from time to time.

                    (ii) Will make available to the Trust, promptly upon request, any of the Portfolios' books and records as are maintained under this Agreement, and, upon request by the Trust, will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Administrator's services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

                    (iii) Will regularly report to the Trust's Board of Trustees on the services provided under this Agreement and will furnish the Trust's Board of Trustees with respect to the Portfolios such periodic and special reports as the Trustees may reasonably request.

          3. Documentation. The Trust has delivered copies of each of the following documents to the Administrator and will deliver to it all future amendments and supplements thereto, if any:

               (a) the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

               (b) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

          4. Independent Contractor. The Administrator shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

          5. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Administrator a monthly fee, calculated as a percentage (on an annual basis) of the average daily value of the net assets of each of the Portfolios during the preceding month. The fee rates applicable to each Portfolio shall be set forth in a schedule to this Agreement. The fees payable to the Administrator for all of the Portfolios shall be computed and accrued daily and paid monthly. If the Administrator shall serve for less than any whole month, the foregoing compensation shall be prorated.

          6. Non-Exclusivity. It is understood that the services of the Administrator hereunder are not exclusive, and the Administrator shall be free to render similar services to other investment companies and other clients.

          7. Expenses. During the term of this Agreement, the Administrator will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Portfolios under this Agreement, and any expenses that are paid under the terms of the Investment Advisory Contract. The Administrator assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, office supplies (including stationery), and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator shall bear the following expenses under this Agreement:

               (a) Expenses of all audits by Trust's independent public accountants;

               (b) Expenses of the Trust's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

               (c) Expenses of the Trust's custodial services including any recordkeeping services provided by the custodian;

               (d) Expenses of obtaining quotations for calculating the value of each Portfolio's net assets;

               (e) Expenses of obtaining Portfolio Activity Reports for each Portfolio;

               (f) Expenses of maintaining the Trust's tax records;

               (g) Costs and/or fees, including legal fees, incident to meetings of the Trust's shareholders or of any contract owners with contract value allocated to the Trust, the preparation, printing and mailings of prospectuses, notices and proxy statements and reports of the Trust to its shareholders or other appropriate recipients, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the expense of issuing, redeeming, registering and qualifying for sale, shares with federal and state securities and/or insurance authorities;

               (h) The Trust's ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware business trust registered as an open-end management investment company;

               (i) Costs of printing certificates representing shares of the Trust;

               (j) The Trust's pro rata portion of the fidelity bond required by
          Section 17(g) of the 1940 Act, or other insurance premiums; and

               (k) Association membership dues.

          The Trust shall bear the following expenses:

               (a) Salaries and other compensation or expenses, including travel expenses, of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, partners or employees of the Administrator or its subsidiaries or affiliates;

               (b) Taxes and governmental fees, if any, levied against the Trust or any of its Portfolios;

               (c) Brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Portfolios;

               (d) Costs, including the interest expenses, of borrowing money;

               (e) Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of trustees who are not officers, employees, partners or shareholders of PIMCO or its subsidiaries or affiliates;

               (f) Extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

               (g) Organizational and offering expenses of the Trust and the Portfolios, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and

               (h) Any expenses allocated or allocable to a specific class of shares.

          8. Liability. The Administrator shall give the Trust the benefit of the Administrator's best efforts in rendering services under this Agreement.
The Administrator may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Administrator's undertaking to render services under this Agreement, the Trust agrees that neither the Administrator nor its stockholders, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Administrator and that of its stockholders, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Administrator or provide a defense for any other person including persons that provide services for the Portfolios as described in Section 2(b) of this Agreement.

          9. Term and Continuation. This Agreement shall take effect as of the date indicated above, and shall remain in effect, unless sooner terminated as provided herein, for two years from such date, and shall continue thereafter on an annual basis with respect to each Portfolio provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of the Portfolios, and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, or PIMCO, cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated:

               (a) by the Trust at any time with respect to the services provided by the Administrator, by vote of a majority of the entire Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Administrator;

               (b) at or after the expiration of the two-year period commencing the date of its effectiveness, by the Administrator at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

          10. Use of Name. It is understood that the name "Pacific Investment Management Company" or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of PIMCO and its affiliates, and that the right of the Trust and/or the Portfolios to use such names (or derivatives or logos) shall be governed by the Investment Advisory Contract.

          11. Notices. Notices of any kind to be given to the Administrator by the Trust shall be in writing and shall be duly given if mailed or delivered to the Administrator at 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Administrator. Notices of any kind to be given to the Trust by the Administrator shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

          12. Trust Obligation. Notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

          13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

          14. Miscellaneous. (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

                 (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party, hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

                 (c) the captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

                 (d) This Agreement may not be assigned by the Trust or the Administrator without the consent of the other party.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                   PIMCO VARIABLE INSURANCE TRUST




________________________________   By: __________________________________
Attest                                 Title:
Title:

                                   PACIFIC INVESTMENT MANAGEMENT COMPANY




________________________________   By: __________________________________
Attest                                 Title:
Title:

                                  Schedule to
                            Administration Agreement

               Fund                                          Fee Rate
               ----                                          --------



                                   APPENDIX B
                                   ----------

                   Information About the Investment Advisers

PIMCO, PIMCO Advisors, Cadence, and NFJ

     The address of PIMCO and PIMCO Advisors is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The address of Cadence is ____________________. The address of NFJ is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. PIMCO, PIMCO Advisors, Cadence, and NFJ are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and are registered as commodity trading advisors with the Commodity Futures Trading Commission.

PIMCO AND PIMCO Advisors

The directors and principal executive officers of PIMCO and PIMCO Advisors, their principal occupations and dates of service are shown below. Unless otherwise indicated, the business address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
William S. Thompson            Managing Director, Chief Executive Officer and Management Committee
April 1993 to Present          Member, PIMCO and PIMCO Management, Inc.; Member of Management Board
                               and Executive Committee, PIMCO Advisors L.P.; President and Chief
                               Executive Officer, PIMCO Partners G.P.; President, Chief Executive
                               Officer and Member, PIMCO Partners LLC.
------------------------------------------------------------------------------------------------------
William R. Benz, II            Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1986 to Present           Management, Inc.; Member of PIMCO Partners LLC.
------------------------------------------------------------------------------------------------------
Robert Wesley. Burns           Managing Director, and Management Committee Member, PIMCO, Managing
February 1987 to Present       Director, PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
Chris P. Dialynas              Managing Director and Management Committee Member, PIMCO, Managing
July 1983 to Present           Director, PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
Mohamed A. El-Erian            Managing Director, PIMCO and PIMCO Management, Inc.  [confirm]
May 1999 to Present
------------------------------------------------------------------------------------------------------
William H. Gross               Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1971 to Present           Management, Inc.; Director and Vice President, StocksPLUS Management,
                               Inc.; Member of Management Board, PIMCO Advisors; Member of PIMCO
                               Partners LLC.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
John L. Hague                  Managing Director and Management Committee Member, PIMCO.  Director
September 1987 to Present      and Managing Director, PIMCO Management, Inc.  Member of PIMCO
                               Partners LLC.
------------------------------------------------------------------------------------------------------
Pasi M. Hamalainen             Managing Director, PIMCO and PIMCO Management, Inc.  [confirm]
January 1994 to Present
------------------------------------------------------------------------------------------------------
Brent R. Harris                Managing Director, and Management Committee Member, PIMCO.  Director
June 1985 to Present           and Managing Director, PIMCO Management, Inc.; Director and Vice
                               President, StocksPLUS Management, Inc.; Member of Management Board
                               and Executive Committee, PIMCO Advisors; Member of PIMCO Partners LLC.
------------------------------------------------------------------------------------------------------
Brent L. Holden                Managing Director, PIMCO and PIMCO Management, Inc.  [confirm]
December 1989 to Present
------------------------------------------------------------------------------------------------------
Margaret E. Isberg             Managing Director, PIMCO and PIMCO Management, Inc.
August 1983 to Present
------------------------------------------------------------------------------------------------------
John S. Loftus                 Managing Director, PIMCO and PIMCO Management, Inc.  [confirm]
August 1986 to Present
------------------------------------------------------------------------------------------------------
Dean S. Meiling                Managing Director, PIMCO. Director and Managing Director, PIMCO
December 1976 to Present       Management, Inc.; Member of PIMCO Partners LLC
------------------------------------------------------------------------------------------------------
James F. Muzzy                 Managing Director and Management Committee Member, PIMCO; Director
September 1971 to Present      and Managing Director, PIMCO Management, Inc.; Director and Vice
                               President, StocksPLUS Management, Inc.; Member of PIMCO Partners LLC
------------------------------------------------------------------------------------------------------
William F. Podlich, III        Managing Director, PIMCO; Director and Managing Director, PIMCO
June 1966 to Present           Management, Inc.; Member of Management Board, PIMCO Advisors; Member
                               of PIMCO Partners LLC.
------------------------------------------------------------------------------------------------------
William C. Powers              Managing Director, PIMCO; Director and Managing Director, PIMCO
January 1991 to Present        Management, Inc.
------------------------------------------------------------------------------------------------------
Ernest L. Schmider             Managing Director, PIMCO and PIMCO Management, Inc. [confirm]
March 1994 to Present
------------------------------------------------------------------------------------------------------
Lee R. Thomas                  Director and Managing Director, PIMCO and PIMCO Management, Inc.;
April 1995 to Present          Member of PIMCO Partners LLC.
------------------------------------------------------------------------------------------------------
Benjamin L. Trosky             Managing Director and Management Board Member, PIMCO; Director and
October 1990 to Present        Managing Director, PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
Leslie A. Barbi                Executive Vice President, PIMCO and PIMCO Management, Inc.
July 1993 to Present
------------------------------------------------------------------------------------------------------
A. Benjamin Ehlert             Executive Vice President, PIMCO and PIMCO Management, Inc.
March 1962 to Present
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
Robert A. Ettl                 Executive Vice President, PIMCO and PIMCO Management, Inc.
April 1995 to Present
------------------------------------------------------------------------------------------------------
Gordon C. Hally                Executive Vice President, PIMCO and PIMCO Management, Inc.
May 1982 to Present
------------------------------------------------------------------------------------------------------
Douglas M. Hodge               Executive Vice President, PIMCO and PIMCO Management, Inc.
April 1989 to Present
------------------------------------------------------------------------------------------------------
Sharon K. Kilmer               Executive Vice President, PIMCO and PIMCO Management, Inc.
May 1998 to Present
------------------------------------------------------------------------------------------------------
Paul A. McCulley               Executive Vice President, PIMCO and PIMCO Management, Inc.
April 1999 to Present
------------------------------------------------------------------------------------------------------
Joseph V. McDevitt             Executive Vice President and Director of European Marketing,  PIMCO
February 1998 to Present       and PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
George H. Wood                 Executive Vice President, PIMCO and PIMCO Management, Inc.
June 1995 to Present
------------------------------------------------------------------------------------------------------
George C. Allan                Senior Vice President, PIMCO and PIMCO Management, Inc.
April 1980 to Present
------------------------------------------------------------------------------------------------------
Tammie J. Arnold               Senior Vice President, PIMCO and PIMCO Management, Inc.
August 1993 to Present
------------------------------------------------------------------------------------------------------
Michael R. Asay                Senior Vice President, PIMCO and PIMCO Management, Inc.
April 1998 to Present
------------------------------------------------------------------------------------------------------
Andrew Brick                   Senior Vice President, PIMCO and PIMCO Global Advisors (Singapore)
September 1998 to Present      PTE Limited.
------------------------------------------------------------------------------------------------------
John B. Brynjolfsson           Senior Vice President, PIMCO and PIMCO Management, Inc.
July 1985 to Present
------------------------------------------------------------------------------------------------------
Wendy W. Cupps                 Senior Vice President, PIMCO and PIMCO Management, Inc.
August 1994 to Present
------------------------------------------------------------------------------------------------------
Michael G. Dow                 Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
May 1995 to Present
------------------------------------------------------------------------------------------------------
John P. Hardaway               Senior Vice President and Manager of Investment Operations
July 1990 to Present           Accounting, PIMCO; Senior Vice President, PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
David C. Hinman                Senior Vice President, PIMCO and PIMCO Management, Inc.
July 1995 to Present
------------------------------------------------------------------------------------------------------
Dwight F. Holloway, Jr.        Senior Vice President, PIMCO and PIMCO Management, Inc.
February 1993 to Present
------------------------------------------------------------------------------------------------------
Mark T. Hudoff                 Senior Vice President, PIMCO and PIMCO Management, Inc.
February 1996 to Present
------------------------------------------------------------------------------------------------------
James M. Keller                Senior Vice President, PIMCO and PIMCO Management, Inc.
February 1996 to Present
------------------------------------------------------------------------------------------------------
Raymond G. Kennedy             Senior Vice President, PIMCO and PIMCO Management, Inc.
September 1996 to Present
------------------------------------------------------------------------------------------------------
Scott A. Mather                Senior Vice President, PIMCO and PIMCO Management, Inc.
July 1998 to Present
------------------------------------------------------------------------------------------------------
Kristen S. Monson              Senior Vice President, PIMCO and PIMCO Management, Inc.
July 1986 to Present
------------------------------------------------------------------------------------------------------
Thomas J. Otterbein            Senior Vice President, PIMCO and PIMCO Management, Inc.
July 1994 to Present
------------------------------------------------------------------------------------------------------
Mohan V. Phansalkar            Senior Vice President, Senior Legal Officer and Assistant Secretary,
February 1999  to Present      PIMCO and PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
Scott L. Roney                 Senior Vice President, PIMCO and PIMCO Management, Inc.
April 1993 to Present
------------------------------------------------------------------------------------------------------
Michael J. Rosborough          Senior Vice President, PIMCO and PIMCO Management, Inc.
August 1994 to Present
------------------------------------------------------------------------------------------------------
Leland T. Scholey              Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
July 1984 to Present
------------------------------------------------------------------------------------------------------
Michael A. Yetter              Senior Vice President, PIMCO and PIMCO Management, Inc.
January 1984 to Present
------------------------------------------------------------------------------------------------------
Augustine Ariza                Vice President, PIMCO and PIMCO Management, Inc.
September 1997 to Present
------------------------------------------------------------------------------------------------------
Brian P. Baker                 Vice President, PIMCO and PIMCO Management, Inc.
August 1997 to Present
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
Stephen B. Beaumont            Vice President, PIMCO and PIMCO Management, Inc.
January 1997 to Present
------------------------------------------------------------------------------------------------------
Gregory A. Bishop              Vice President, PIMCO and PIMCO Management, Inc.
March 1997 to Present
------------------------------------------------------------------------------------------------------
Sabrina Callin                 Vice President, PIMCO and PIMCO Management, Inc.
July 1998 to Present
------------------------------------------------------------------------------------------------------
Marcia Clark                   Vice President, PIMCO and PIMCO Management, Inc.
February 1984 to Present
------------------------------------------------------------------------------------------------------
Jerry L. Coleman               Vice President, PIMCO and PIMCO Management, Inc.
June 1987 to Present
------------------------------------------------------------------------------------------------------
Cyrille Conseil                Vice President, PIMCO and PIMCO Management, Inc.
October 1999 to Present
------------------------------------------------------------------------------------------------------
Doug Cummings                  Vice President, PIMCO and PIMCO Management, Inc.
January 1998 to Present
------------------------------------------------------------------------------------------------------
David J. Dorff                 Vice President, PIMCO and PIMCO Management, Inc.
February 1993 to Present
------------------------------------------------------------------------------------------------------
Anita Dunn                     Vice President, PIMCO and PIMCO Management, Inc.
October 1987 to Present
------------------------------------------------------------------------------------------------------
Sandra Durn                    Vice President, PIMCO and PIMCO Management, Inc.
March 1999 to Present
------------------------------------------------------------------------------------------------------
Stephanie D. Evans             Vice President, PIMCO and PIMCO Management, Inc.
June 1993 to Present
------------------------------------------------------------------------------------------------------
Steve A. Foulke                Vice President, PIMCO and PIMCO Management, Inc.
February 1996 to Present
------------------------------------------------------------------------------------------------------
Ursula T. Frisch               Vice President and Director of Latin American Investor Services,
December 1992 to Present       PIMCO; Vice President, PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------
Yuri P. Garbuzov               Vice President, PIMCO and PIMCO Management, Inc.
July 1997 to Present
------------------------------------------------------------------------------------------------------
Joseph D. Hattesohl            Vice President and Manager of Financial Reporting and Taxation,
February 1995 to Present       PIMCO; Vice President, PIMCO Management, Inc.;
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
Raymond C. Hayes               Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
February 1992 to Present       Pacific Investment Management Company.  Formerly Marketing Director,
                               Pacific Financial Asset Management Corporation.
------------------------------------------------------------------------------------------------------
Liza M. Hocson                 Vice President, PIMCO and PIMCO Management, Inc.
December 1959 to Present
------------------------------------------------------------------------------------------------------
Thomas J. Kelleher             Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
March 1996 to Present          Pacific Investment Management Company.
------------------------------------------------------------------------------------------------------
Mark R. Kiesel                 Vice President, PIMCO and PIMCO Management, Inc.
July 1996 to Present
------------------------------------------------------------------------------------------------------
Steven P. Kirkbaumer           Vice President, PIMCO and PIMCO Management, Inc.
October 1997 to Present
------------------------------------------------------------------------------------------------------
David C. Lown                  Vice President, PIMCO and PIMCO Management, Inc.
December 1995 to Present
------------------------------------------------------------------------------------------------------
Laura M. Lyon                  Vice President, PIMCO and PIMCO Management, Inc.
October 1995 to Present
------------------------------------------------------------------------------------------------------
Andre J. Mallegol              Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
March 1997 to Present
------------------------------------------------------------------------------------------------------
Michael E. Martini             Vice President, PIMCO and PIMCO Management, Inc.
August 1993 to Present
------------------------------------------------------------------------------------------------------
Scott W. Martin                Vice President, PIMCO and PIMCO Management, Inc.
September 1998 to Present
------------------------------------------------------------------------------------------------------
Benjamin L. Mayer              Vice President, PIMCO and PIMCO Management, Inc.
June 1998 to Present
------------------------------------------------------------------------------------------------------
Mark E. Metsch                 Vice President, PIMCO and PIMCO Management, Inc.
June 1990 to Present
------------------------------------------------------------------------------------------------------
Jonathan D. Moll               Vice President, PIMCO and PIMCO Management, Inc.
October 1998 to Present
------------------------------------------------------------------------------------------------------
Doris S. Nakamura              Vice President, PIMCO and PIMCO Management, Inc.
March 1998 to Present
------------------------------------------------------------------------------------------------------
Mark D. Nelleman               Vice President, PIMCO and PIMCO Management, Inc.
July 1996 to Present
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
Douglas J. Ongaro              Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
April 1995 to Present
------------------------------------------------------------------------------------------------------
Kumar Palghat                  Vice President, PIMCO and PIMCO Management, Inc.
October 1997 to Present
------------------------------------------------------------------------------------------------------
Keith Perez                    Vice President, PIMCO and PIMCO Management, Inc.
January 1998 to Present
------------------------------------------------------------------------------------------------------
Elizabeth M. Philipp           Vice President, PIMCO and PIMCO Management, Inc.
August 1996 to Present
------------------------------------------------------------------------------------------------------
David J. Pittman               Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
July 1997 to Present
------------------------------------------------------------------------------------------------------
Terry A. Randall               Vice President, PIMCO and PIMCO Management, Inc.
April 1998 to Present
------------------------------------------------------------------------------------------------------
Mark Romano                    Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
January 1997 to Present        Pacific Investment Management Series.
------------------------------------------------------------------------------------------------------
Cathy Rowe                     Vice President, PIMCO and PIMCO Management, Inc.
August 1980 to Present
------------------------------------------------------------------------------------------------------
Seth R. Ruthen                 Vice President, PIMCO and PIMCO Management, Inc.
July 1995 to Present
------------------------------------------------------------------------------------------------------
Jeffrey M. Sargent             Vice President and Manager of Investment Operations Shareholder
July 1989 to Present           Services, PIMCO; Vice President, PIMCO Management, Inc.; Senior Vice
                               President, PIMCO Funds:
------------------------------------------------------------------------------------------------------
Steve Schulist                 Vice President, PIMCO and PIMCO Management, Inc.
July 1996 to Present
------------------------------------------------------------------------------------------------------
Iwona Schibisz                 Vice President, PIMCO and PIMCO Management, Inc.
May 1980 to Present
------------------------------------------------------------------------------------------------------
Denise C. Seliga               Vice President, PIMCO and PIMCO Management, Inc.
January 1990 to Present
------------------------------------------------------------------------------------------------------
Rita J. Seymour                Vice President, PIMCO and PIMCO Management, Inc.
July 1994 to Present
------------------------------------------------------------------------------------------------------
Christopher Sullivan           Vice President, PIMCO and PIMCO Management, Inc.
August 1997 to Present
------------------------------------------------------------------------------------------------------
Kyle J. Theodore               Vice President, PIMCO and PIMCO Management, Inc.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Name
Length of Service              Position and Principal Occupation
------------------------------------------------------------------------------------------------------
July 1998 to Present
------------------------------------------------------------------------------------------------------
Roni K. Trinidad               Vice President, PIMCO and PIMCO Management, Inc.
August 1984 to Present
------------------------------------------------------------------------------------------------------
Richard E. Tyson               Vice President, PIMCO and PIMCO Management, Inc.
November 1995 to Present
------------------------------------------------------------------------------------------------------
Peter A. Van de Zilver         Vice President, PIMCO and PIMCO Management, Inc.
November 1992 to Present
------------------------------------------------------------------------------------------------------
Koichi Watanabe                Vice President, PIMCO; Executive Vice President and Director, PIMCO
July 1998 to Present           Global Advisors (Japan) Limited.
------------------------------------------------------------------------------------------------------
Marilyn K. Wegener             Vice President, PIMCO and PIMCO Management, Inc.
September 1989 to Present
------------------------------------------------------------------------------------------------------
Paul C. Westhead               Vice President, PIMCO and PIMCO Management, Inc.
July 1996 to Present
------------------------------------------------------------------------------------------------------
David Young                    Vice President, PIMCO and PIMCO Management, Inc.
January 1994 to Present
------------------------------------------------------------------------------------------------------
Changhong Zhu                  Vice President, PIMCO and PIMCO Management, Inc.
March 1999 to Present
------------------------------------------------------------------------------------------------------
William D. Cvengros            President and Chief Executive Officer of PIMCO Advisors
____________ to Present
------------------------------------------------------------------------------------------------------
Stephen J. Treadway            Executive Vice President of PIMCO Advisors
____________ to Present
------------------------------------------------------------------------------------------------------
Kenneth M. Poovey              Chief Operating Officer, Management Board Member,
_________ to Present           PIMCO Advisors
------------------------------------------------------------------------------------------------------
Robert M. Fitzgerald           Chief Financial Officer and Treasurer, PIMCO,  PIMCO Management,
February 1995 to Present       Inc., StocksPLUS Management LLC, Cadence Capital Management, Inc.,
                               NFJ Investment Group, NFJ Management Inc.
------------------------------------------------------------------------------------------------------
Richard M. Weil                Assistant Secretary, PIMCO, PIMCO Management, Inc., Cadence Capital
March 1996 to Present          Management, and PIMCO Funds Distributors LLC; General Counsel, PIMCO
                               Advisors; Secretary, Cadence Capital Management, Inc., NFJ
                               Management, Inc., Parametric Management, Inc., NFJ Investment Group,
                               Parametric Portfolio Associates, and StocksPLUS Management, Inc.;
                               Vice President, PIMCO Funds:
------------------------------------------------------------------------------------------------------
Vinh T. Nguyen                 Controller, PIMCO; Vice President and Controller, PIMCO Advisors,
April 1995 to Present          Cadence Capital Management, Inc., NFJ Management, Inc., Parametric
                               Management, Inc., StocksPLUS Management, Inc., PIIMCO Funds
                               Distributors LLC, PIMCO Management, Inc.
-----------------------------------------------------------------------------------------------------

Cadence Capital Management

Cadence directors and principal executive officers, their principal occupations and dates of service are shown below. Unless otherwise indicated, the business address of each director and officer is Exchange Place, 53 State Street, Boston, Massachusetts 02109.

-----------------------------------------------------------------------------------------------------
Name
Length of Service        Position and Principal Occupation
-----------------        ---------------------------------
-----------------------------------------------------------------------------------------------------
David B. Breed           Managing Director and Chief Financial Officer, Cadence; Director,
March 1988 to Present    Managing Director and Chief Executive Officer, Cadence Capital
                         Management, Inc.; Member of Operating Board of PIMCO Advisors L.P.
-----------------------------------------------------------------------------------------------------
William B. Bannick       Managing Director and Executive Vice President, Cadence; Director and
October 1992 to Present  Managing Director, Cadence Capital Management, Inc.
-----------------------------------------------------------------------------------------------------
Mike Skillman            Managing Director, Cadence
March 1999 to Present
-----------------------------------------------------------------------------------------------------
Katherine A. Burdon      Managing Director, Cadence
January 1993 to Present
-----------------------------------------------------------------------------------------------------

NFJ Investment Group

NFJ directors and principal executive officers, their principal occupations and dates of service are shown below. Unless otherwise indicated, the business address of each director and officer is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201.

-----------------------------------------------------------------------------------------------------
Name
Length of Service        Position and Principal Occupation
-----------------        ---------------------------------
-----------------------------------------------------------------------------------------------------
Chris Najork             Managing Director, NFJ; Director, Managing Director and Chairman, NFJ
February 1989 to         Management, Inc.
 Present
-----------------------------------------------------------------------------------------------------
Ben J. Fischer           Managing Director and Chief Financial Officer, NFJ; Director and Managing
February 1989 to         Director, NFJ Management, Inc.
 Present
-----------------------------------------------------------------------------------------------------
John L. Johnson          Managing Director, NFJ; Director and Managing Director, NFJ Management, Inc.
February 1989 to
 Present
-----------------------------------------------------------------------------------------------------

Other Investment Company Clients

PIMCO, PIMCO Advisors, Cadence, and NFJ

     PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, and which had the following net assets at September

30, 1999.

--------------------------------------------------------------------------------------------------
                                                                                   APPROXIMATE
NAME OF FUND                          ADVISORY FEE RATE                              ASSETS
------------                          -----------------                              ------
PIMCO FUNDS
--------------------------------------------------------------------------------------------------
Total Return Fund                     Annual rate of 0.25% of average daily       $29,440,986,644
                                      net assets
--------------------------------------------------------------------------------------------------
International Bond Fund               Annual rate of 0.25% of average daily           980,741,511
                                      net assets
--------------------------------------------------------------------------------------------------
Low Duration Fund                     Annual rate of 0.25% of average daily         4,627,238,397
                                      net assets
--------------------------------------------------------------------------------------------------
Foreign Bond Fund                     Annual rate of 0.25% of average daily           582,390,389
                                      net assets
--------------------------------------------------------------------------------------------------
High Yield Fund                       Annual rate of 0.25% of average daily         3,567,156,990
                                      net assets
--------------------------------------------------------------------------------------------------
Low Duration Fund II                  Annual rate of 0.25% of average daily           467,793,234
                                      net assets
--------------------------------------------------------------------------------------------------
Total Return Fund III                 Annual rate of 0.25% of average daily           597,124,044
                                      net assets
--------------------------------------------------------------------------------------------------
Short-Term Fund                       Annual rate of 0.25% of average daily           636,452,542
                                      net assets
--------------------------------------------------------------------------------------------------
Strategic Balanced Fund               Annual rate of 0.40% of average daily           165,930,717
                                      net assets
--------------------------------------------------------------------------------------------------
Low Duration Fund III                 Annual rate of 0.25% of average daily            25,506,132
                                      net assets
--------------------------------------------------------------------------------------------------
Long-Term US Government Fund          Annual rate of 0.25% of average daily           369,273,712
                                      net assets
--------------------------------------------------------------------------------------------------
Global Bond Fund                      Annual rate of 0.25% of average daily           290,651,430
                                      net assets
--------------------------------------------------------------------------------------------------
StocksPLUS Fund                       Annual rate of 0.40% of average daily         1,389,882,447
                                      net assets
--------------------------------------------------------------------------------------------------
Money Market Fund                     Annual rate of 0.15% of average daily           562,867,363
                                      net assets
--------------------------------------------------------------------------------------------------
Total Return Fund II                  Annual rate of 0.25% of average daily         1,024,091,669
                                      net assets
--------------------------------------------------------------------------------------------------
Global Bond Fund II                   Annual rate of 0.25% of average daily            43,066,006
                                      net assets
--------------------------------------------------------------------------------------------------
Real Return Bond Fund                 Annual rate of 0.25% of average daily           116,842,557
                                      net assets
--------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund            Annual rate of 0.45% of average daily            17,303,393
                                      net assets
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                   APPROXIMATE
NAME OF FUND                          ADVISORY FEE RATE                              ASSETS
------------------------------------  -----------------                        -------------------
Emerging Markets Bond Fund II         Annual rate of 0.45% of average daily           218,383,188
                                      net assets
--------------------------------------------------------------------------------------------------
Total Return Mortgage Fund            Annual rate of 0.25% of average daily             4,011,811
                                      net assets
--------------------------------------------------------------------------------------------------
Low Duration Mortgage Fund            Annual rate of 0.25% of average daily             4,193,256
                                      net assets
--------------------------------------------------------------------------------------------------
Municipal Bond Fund                   Annual rate of 0.25% of average daily            55,650,611
                                      net assets
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
FRANK RUSSELL INVESTMENT MANAGEMENT
 COMPANY
--------------------------------------------------------------------------------------------------
Fixed Income I Fund                   Annual rate of 0.25% of net assets           $  158,880,504
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------
Diversified Bond Fund                 Annual rate of 0.25% of net assets              121,645,371
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------
Fixed Income III Fund                 Annual rate of 0.25% of net assets              158,140,598
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------
Multistrategy Bond Fund               Annual rate of 0.25% of net assets              193,102,561
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
RUSSELL INSURANCE FUNDS
--------------------------------------------------------------------------------------------------
Core Bond Fund                        Annual rate of 0.25% of net assets           $   33,478,757
                                      based on the average of ending
                                      monthly market values over 3 months,
                                      paid in arrears
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
THE HARBOR GROUP
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PACIFIC SELECT SERIES TRUST
--------------------------------------------------------------------------------------------------
Managed Bond Series                   Annual rate of 0.50% of average daily        $1,053,024,408
                                      net assets on first $25 million;
                                      0.375% on next $25 million; 0.25% on
                                      remaining assets
--------------------------------------------------------------------------------------------------
Government Securities Series          Annual rate of 0.50% of average daily           397,265,729
                                      net assets on first $25 million;

--------------------------------------------------------------------------------------------------
                                                                                   APPROXIMATE
NAME OF FUND                          ADVISORY FEE RATE                              ASSETS
------------------------------------  -----------------                        -------------------
                                      0.375% on next $25 million; 0.25% on
                                      remaining assets
--------------------------------------------------------------------------------------------------
PRUDENTIAL SECURITIES TARGET
 PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------
Intermediate Term Bond Portfolio      Annual Rate of 0.25% of average daily        $  113,010,679
                                      net assets
--------------------------------------------------------------------------------------------------
Total Return Bond Portfolio           Annual rate of 0.25% of average daily            66,889,600
                                      net assets
--------------------------------------------------------------------------------------------------
Total Return Bond Fund                Annual rate of 0.25% of average daily       Not Open As of
                                      net assets                                         9/30/99
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PIMCO COMMERCIAL MORTGAGE
 SECURITIES TRUST, INC.
--------------------------------------------------------------------------------------------------
PIMCO Commercial Mortgage Trust       Annual rate of 0.725% of average             $  148,074,899
                                      weekly net assets paid quarterly
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
AMERICAN SKANDIA TRUST
--------------------------------------------------------------------------------------------------
Total Return Bond Portfolio           Annual rate of 0.30% of average daily        $1,035,861,299
                                      net assets on first $150 million;
                                      0.25% of average daily net assets on
                                      assets over $150 million paid monthly
--------------------------------------------------------------------------------------------------
Limited Maturity Bond Portfolio       Annual rate of 0.30% of average daily           421,807,622
                                      net assets on first $150 million;
                                      0.25% of average daily net assets on
                                      assets over $150 million paid monthly
--------------------------------------------------------------------------------------------------
Master Trust Total Return             Annual rate of 0.25% of average daily           170,012,653
                                      net assets
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------------------------
Total Return Fund                     Annual rate of 0.25% of average daily        $  187,068,687
                                      net assets paid quarterly
--------------------------------------------------------------------------------------------------
Global Bond Fund                      Annual rate of 0.30% of average daily            24,283,647
                                      net assets paid quarterly
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PAINEWEBBER MANAGED INVESTMENTS
 TRUST
--------------------------------------------------------------------------------------------------
Low Duration US Government Income     Annual rate of 0.25% of average daily        $  122,967,595
 Fund                                 net assets
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PAINEWEBBER SERIES TRUST
--------------------------------------------------------------------------------------------------
Strategic Fixed Income                Annual rate of 0.25% of average daily        $    7,298,286
                                      net assets
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PAINEWEBBER MANAGED ACCOUNTS
 SERVICES PORTFOLIO TRUST
--------------------------------------------------------------------------------------------------
PACE Government Securities Fixed      Annual rate of 0.25% of average daily        $  197,767,164
 Income                               net assets
--------------------------------------------------------------------------------------------------
PACE Strategic Fixed Income           Annual rate of 0.25% of average daily           230,222,525
 Investments                          net assets
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
JACKSON NATIONAL LIFE SERIES TRUST
--------------------------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series    Annual rate of 0.25% of average daily        $    9,753,810
                                      net assets excluding the value of
                                      client contributed capital
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
FORWARD GLOBAL FUND
--------------------------------------------------------------------------------------------------
Forward Global Fund                   Annual rate of 0.35% of average daily          $ 30,263,618
                                      net assets on amounts under $200
                                      million and 0.30% on amounts over
                                      $200 million
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENTS FUND
 MANAGEMENT LLC
--------------------------------------------------------------------------------------------------
Prudential Diversified Moderate       0.25% of 1% of average daily net               $ 23,259,990
 Growth                               assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------
Prudential Diversified Conservative   0.25% of 1% of average daily net                 28,956,072
 Growth                               assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------
Prudential Diversified Conservative   0.25% of 1% of average daily net                 30,034,833
 Portfolio                            assets computed daily and paid monthly
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
MANULIFE
--------------------------------------------------------------------------------------------------
Manulife Global Bond Trust            Annual rate of 0.375% on first $50             $161,197,318
                                      million; 0.35% on $50-200 million;
                                      0.30% on $200-500 million; 0.25%
                                      excess over $500 million of daily net
                                      assets computed daily and paid
                                      monthly
--------------------------------------------------------------------------------------------------
Manulife Total Return Trust           Annual rate of 0.30% on first $50               190,550,262
                                      million; 0.30% on $50-150 million;
                                      0.25% on $150-200 million; 0.25% on
                                      $200-500 million and over of daily
                                      net assets computed daily and paid
                                      monthly
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
SOLOMON SMITH BARNEY/CONSULTING
 GROUPS CAPITAL MARKET FUND
--------------------------------------------------------------------------------------------------
Intermediate Fixed Income             Annual rate of 0.25%, multiplied by a          $270,423,858
 Investment Portfolio                 fraction, the numerator of which is
                                      the average daily value of allocated
                                      assets and the denominator of which
                                      is the average daily value of the
                                      Portfolio's total assets computed
                                      daily
--------------------------------------------------------------------------------------------------

PIMCO Advisors also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, and which had the following net assets at [______, 1999].

NAME OF FUND                                    ADVISORY FEE RATE            APPROXIMATE  ASSETS
------------------------------------  -------------------------------------  --------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

Cadence also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, and which had the following net assets at [______, 1999].

NAME OF FUND                                    ADVISORY FEE RATE             APPROXIMATE ASSETS
------------------------------------  -------------------------------------  --------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

NFJ also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, and which had the following net assets at [______, 1999].

NAME OF FUND                                    ADVISORY FEE RATE             APPROXIMATE ASSETS
------------------------------------  -------------------------------------  --------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

Brokerage Policies

     PIMCO and PIMCO Advisors receive research services from many broker-dealers with which they place portfolio transactions. Consistent with applicable law, PIMCO and PIMCO Advisors may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to PIMCO and PIMCO Advisors an amount of disclosed commission for effecting a securities transaction for the Portfolios in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO and PIMCO Advisors in advising various of its clients (including the Portfolios), although not all of these services are necessarily of value in managing the Portfolios. The management fees paid by the Portfolios are not reduced because PIMCO and PIMCO Advisors and its affiliates receive such services.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO and PIMCO Advisors may also consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

                                   APPENDIX C
                                   ----------

  The table below shows the investment advisory and administrative fees paid by the Portfolios for the fiscal year ended [December 31, 1998], as well as the aggregate amount of advisory and administration fees paid by each then-operational Portfolio for that period. The table also shows the proposed advisory, administrative, and service fees that will be adopted pursuant to the multiple-class structure.

                                                                                                                   Proposed
                                                                       Current        Proposed     Proposed       Service Fee
                         Aggregate      Aggregate       Current        Adminis-       Advisory     Advisory        (Adminis-
Portfolio                Advisory       Adminis-        Advisory     trative Fee      Fee Rate      Fee Rate     trative Class
                           Fees        trative Fee      Fee Rate        Rate       (All Classes)  (All Classes)      only)
------------------------------------------------------------------------------------------------------------------------------
Money Market                N/A            N/A            0.30%         0.20%           0.15%         0.20%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond             N/A            N/A            0.35%         0.25%           0.25%         0.20%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Low Duration Bond           N/A            N/A            0.40%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Real Return Bond            N/A            N/A            0.40%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond         $12,338         $7,711          0.40%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond II        N/A            N/A            0.40%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond           $99,024        $49,512          0.50%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.
Government Bond             N/A            N/A            0.40%         0.25%           0.25%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Global Bond                 N/A            N/A            0.60%         0.30%           0.25%         0.50%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Foreign Bond                N/A            N/A            0.60%         0.30%           0.25%         0.50%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond       N/A            N/A            0.65%         0.35%           0.45%         0.40%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Strategic Balanced          N/A            N/A            0.50%         0.25%           0.40%         0.20%          0.15%
------------------------------------------------------------------------------------------------------------------------------
StocksPLUS Growth
& Income                  $57,064        $35,665          0.40%         0.25%           0.40%         0.10%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Equity Income               N/A            N/A            0.60%         0.25%           0.45%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation        N/A            N/A            0.60%         0.25%           0.45%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth              N/A            N/A            0.60%         0.25%           0.45%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value             N/A            N/A            0.70%         0.25%           0.60%         0.25%          0.15%
------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX D
                                   ----------
                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

     As a matter of fundamental policy, the Portfolio may not:

Concentration

(1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and
        (b) with respect to the Money Market Portfolio, to securities or obligations issued by U.S. banks;

Diversification

(2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond, Foreign Bond, Global Bond, or Emerging Markets Bond Portfolios.);

(3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond, Foreign Bond, Global Bond or the Emerging Markets Bond Portfolios.);

Borrowing and Issuance of Senior Securities

(6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Portfolio's assets);

Loans

(7) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

        (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans,

        (b)    enter into repurchase agreements, and

        (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust.

                                   APPENDIX E
                                   ----------
          As of December 15, 1999, the following persons owned of record or beneficially 5% or more of the shares of the Portfolios:

                                                   Shares         Percent
                                                Beneficially        of
                                                   Owned           Class
                                              -----------------------------



[COMPLETE]


 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

                                     PROXY

                         PIMCO VARIABLE INSURANCE TRUST

                                [Name of Fund]

                        SPECIAL MEETING OF SHAREHOLDERS

                                _________, 2000

     The undersigned hereby appoints ____________ and ___________ and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the __________ Fund held by the undersigned at the Special Meeting of Shareholders of the Trust to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on [March 3], 2000, at [time], Pacific Time or as adjourned from time to time, (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

     I.   To elect Trustees to the Board of Trustees of the Trust.

          [  ]  FOR ALL  [  ]  AGAINST ALL  [  ]  ABSTAIN

          [  ]  FOR ALL EXCEPT
                               ______________________________
          (Only use to withhold authority to vote on individual Nominees)

     II.  A.    To approve a new investment advisory contract.

          [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

          B.    To approve a new portfolio management agreement.

          [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

     III. To approve changes to fundamental investment policies.

          a.   Concentration

               [  ]  FOR  [  ]  AGAINST  [  ]  ABSTAIN

          b. Diversification: [Money Market, Short-Term Bond, Low Duration Bond, Total Return Bond, Total Return Bond II, High Yield Bond, Long-Term U.S. Government Bond, Long Duration, Strategic Balanced, StockPLUS Growth and Income, Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value Portfolios]

               [  ]   FOR    [  ]  AGAINST     [  ]  ABSTAIN

          c.   Borrowing and Senior Securities

               [  ]   FOR    [  ]  AGAINST     [  ]  ABSTAIN

          d.   Loans

               [  ]   FOR    [  ]  AGAINST     [  ]  ABSTAIN

          e.   Investments in other Investment Companies

               [  ]  FOR     [  ]  AGAINST     [  ]  ABSTAIN

          [  ]  FOR ALL EXCEPT __________________

     IV. To transact such other business as may properly come before the Meeting.

          [  ]  FOR     [  ]     AGAINST     [  ]      ABSTAIN

     This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.


     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                              Dated _________________________, 2000

                              _____________________________________
                              Name of Shareholder(s) -- Please print or type

                              _____________________________________
                              Signature(s) of Shareholder(s)

                              _____________________________________
                              Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Portfolio shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.